UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549
                      ---------------------

                            FORM 8-K
                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

                 Date of Report June 29, 2004
                (Date of earliest event reported)
                ---------------------------------


                   JACKSONVILLE BANCORP, INC.
     (Exact name of registrant as specified in its charter)


                             Florida
         (State or other jurisdiction of incorporation)


      001-14853                           59-3472981
(Commission  File  Number)    (IRS Employer Identification No.)


76 S. Laura Street, Suite 104, Jacksonville, FL     32202
(Address principal executive offices)             (Zip Code)


Registrant's telephone number, including area code (904) 421-3040


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Item 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

      On June 29, 2004, Jacksonville Bancorp, Inc. (the "Company") issued a press release announcing the private placement of $4 million in floating rate trust preferred securities through a newly formed Delaware statutory trust. A copy of the press release is furnished with this Form 8-K as
Exhibit 99.1.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          99.1 Press Release dated June 29, 2004.



                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         JACKSONVILLE BANCORP, INC.
                         (Registrant)


Date:  June 29, 2004     By: /s/ Gilbert J. Pomar, III
			 _____________________________
                         Gilbert J. Pomar, III
                         President and Chief Executive Officer


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                          EXHIBIT INDEX


Exhibit No.

 99.1   Press  Release dated June 29, 2004 issued by
        Jacksonville Bancorp, Inc.



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